UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) :  April 29, 2005

Commission File No. 1-10403

TEPPCO Partners, L.P.	Delaware	76-0291058
TE Products Pipeline Company, Limited Partnership	Delaware	76-0329620
TCTM, L.P.	Delaware	76-0595522
TEPPCO Midstream Companies, L.P.	Delaware	76-0692243
Jonah Gas Gathering Company	Wyoming	83-0317360
Val Verde Gas Gathering Company, L.P.	Delaware	48-1260551
(Exact name of Registrant as specified in its charter)	(State of Incorporation or Organization)	(I.R.S. Employer Identification Number)

2929 Allen Parkway

P.O. Box 2521

Houston, Texas 77252-2521

(Address of principal executive offices, including zip code)

(713) 759-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Financial Information for the General Partner of TEPPCO Partners, L.P.

We are filing the consolidated balance sheet of Texas Eastern Products Pipeline Company, LLC and subsidiary as of December 31, 2004, which is incorporated herein by reference to Exhibit 99.1.  Texas Eastern Products Pipeline Company, LLC is the General Partner of TEPPCO Partners, L.P.

Additionally, we have included as an exhibit an auditors’ consent to the incorporation by reference of this report in previously filed registration statements.

Item 9.01.  Financial Statements and Exhibits.

                (c)  Exhibits:

Exhibit
Number	Description

23.1	Consent of KPMG LLP.

99.1	Consolidated Balance Sheet of Texas Eastern Products Pipeline Company, LLC and subsidiary as of December 31, 2004.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC General Partner

/s/ CHARLES H. LEONARD
Charles H. Leonard
Senior Vice President and Chief Financial Officer

Date:  April 29, 2005